IVY FUNDS
Delaware Ivy Core Equity Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 29, 2021

1.	Effective Date of the Transfer Agency Conversion

The effective date of the transfer agency conversion noted in the Fund’s supplements to the Prospectus and SAI dated April 29, 2022 is currently scheduled to occur on or about June 24, 2022.
2.	Share Class Liquidation

On May 18-19, 2022, the Board of Trustees of the Ivy Funds unanimously voted and approved a proposal to liquidate and terminate Class E (the “Share Class”) for the Fund.

The Share Class will close to purchases by new investors on or about June 6, 2022 and all sales efforts will cease.  Existing shareholders will be able to continue to make purchases until June 8, 2022.  The Share Class will be liquidated on or about June 10, 2022 (“Liquidation Date”).  By the Liquidation Date, the securities of the Fund necessary to effect the share class liquidation shall be converted to cash or cash equivalents, and the cash associated with the liquidation of the Class E shares (which is an investment option within the Ivy InvestEd 529 Plan), will be transferred to the successor 529 Plan program manager via a conversion process, on or about June 13, 2022.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.